1 Q2 2021 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO TIM OLIVER, CFO August 3, 2021

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “potential,” “proposed,” “objective,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding NCR’s expansion, acceleration, and execution of our NCR-as-a- Service and 80/60/20 strategy, statements regarding our financial position, expectations regarding delivery of increased value to customers, expectations regarding growth and long-term value creation for our stockholders, statements regarding our plan to continue investing in strategic platforms, statements regarding the UK Competition and Markets Authority (the "CMA") regulatory approval of the Cardtronics acquisition, expectations regarding the impact of the Cardtronics acquisition on NCR, statements regarding the proposed transaction between NCR and LibertyX and, its impact on NCR, statements regarding our plans to manage our business through the COVID-19 pandemic and the health and safety of our employees and helping our customers, the expected impact of the COVID-19 pandemic on our business, segments and revenues, expectations regarding demand for our products and services, expectations regarding supply chain challenges in materials, labor and freight escalation in cost, as well as measures to offset impacts to profit and cash flow, related to such challenges, delivery capability and our continued prioritization of the same, statements regarding our second half 2021 financial outlook for NCR standalone, Cardtronics and the combined company including revenue, adjusted EBITDA, adjusted EBITDA margin, earnings per share and free cash flow, as well as assumptions and risks related to such outlook, expectations regarding increasing revenue and cash flow linearity, expectations regarding cost discipline, operating leverage, margin expansion and return on investment opportunities, and statements regarding our focus on capitalization of opportunities, expansion of solutions portfolio, allocation of capital and return on investment, and customer satisfaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 26, 2021 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated August 3, 2021, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights and excludes the results from Cardtronics. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 Closed Cardtronics transaction; Announced LibertyX OVERVIEW Free Cash Flow of $142M in Q2 Revenue up 13% Y/Y Adjusted EBITDA growth of 40% Y/Y Adjusted EBITDA margin expansion of 330 bps to 16.8% NCR standalone revenue up 11%; Recurring revenue up 11%

5 Continues to operate independently and integration activities on hold until UK antitrust regulatory approval CARDTRONICS Transaction Update Closed on June 21, 2021 Under UK antitrust regulatory review In Q2 2021, Cardtronics contributed $32M of revenue and $8M of Adjusted EBITDA for the ten days of operations following the June 21, 2021 closing

6 STRATEGIC UPDATE Continue to invest in strategic platforms Accelerating NCR-as-a-Service transformation Strong momentum across all segments Retail - Gaining traction on NCR EmeraldTM and self- checkout solutions Hospitality - Momentum in AlohaTM Essentials continues Banking – Digital banking momentum and accelerating shift to recurring software revenue

7 Adjusted EBITDA up 40% and margin rate up 330 bps y/y Non-GAAP EPS for NCR stand alone is $0.64 for Q2 21 Driving more linear free cash flow production Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 13% y/y; NCR stand alone up 11% including recurring revenue up 11% y/y Q2 2021 FINANCIAL RESULTS Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $900 $1,800 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $150 $300 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0.00 $0.30 $0.60 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $100 $200 $142 $0.62 $1,677 $281 $ in millions, except for EPS $1,484 $201 $0.27 $160 16.8% 13.5% $1,544 $258 $0.51 $93 16.7% $814 $874 $900

8 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $100 $125 $150 $ in millions, except registered users BANKING Revenue Adjusted EBITDA Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $250 $500 $750 $1,000 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $60 $120 $180 $809$763 $130 $151 17.0% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 22.0 24.0 26.0 Digital Banking Revenue Digital Banking Registered Users Recurring Revenue Up 8% y/y Up 11% y/y Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $400 $450 $500 Up 12% y/y Digital banking and shift to recurring revenue gaining traction $123 26.2M $464 Key Metrics $756 $154 20.4% $120 $129 23.7M 25.2M $415 $447 18.7%

9 Momentum in Self-Checkout and Platform Lanes $ in millions, except platform lanes RETAIL Revenue Adjusted EBITDA Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $250 $500 $750 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $40 $80 $120 $532 $483 $92 $49 16.0% 10.1% SCO Revenue Platform Lanes Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 3,000 4,500 6,000 Recurring Revenue Up 42% y/y Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $200 $250 $300 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $100 $200 $300 $273 5,146 $269 Key Metrics $576 $73 Up 14% y/yUp 63% y/y 13.7% 4,618 $192 $225 3,154 $236 $260

10 $ in millions, except Aloha Essential sites HOSPITALITY Revenue Adjusted EBITDA Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $80 $160 $240 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $0 $10 $20 $30 $215 $160 $30 $15 9.4% 14.0% Aloha Essential Sites Recurring Revenue Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2,000 4,000 6,000 Up 88% y/y Up 7% y/y Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 $90 $105 $120 Conversion to Aloha Essentials gaining traction Key Metrics 5,416 $111 $179 $25 14.0% 2,883 4,594 $106$104

11 Q2 2021 Q2 2020 80% of NCR's revenue will come from software and services 69% 72% 60% of NCR's revenue will come from recurring revenue 55% 55% 20% goal for Adjusted EBITDA as a percent of revenue 16.6% 13.5% Progress on NCR 80/60/20 Goals Note - Metrics are based on NCR standalone results and exclude the results of Cardtronics for the 10-day period following close from June 21, 2021 to June 30, 2021.

12 Free Cash Flow Q2 2021 Q2 2020 Cash provided by operating activities $155 $229 Less: Total capital expenditures ($79) ($61) Plus: Pension contributions $5 $4 Less: Settlement Restricted Cash Activity $6 ($12) Less: Acquisition Related Items $55 $— Free Cash Flow $142 $160 $ in millions FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q2 2021 Q1 2021 Q2 2020 Debt $5,971 $3,401 $4,690 Cash ($449) ($319) ($1,681) Net Debt $5,522 $3,082 $3,009 Adjusted EBITDA LTM $1,046 $966 $966 Net Debt / Adjusted EBITDA 5.3x 3.2x 3.1x Proforma Net Debt/ Adjusted EBITDA(1) 4.2x (1) Proforma Net Debt/ Adjusted EBTIDA calculation includes the addition of the historical EBITDA of Cardtronics for the twelve month period ending Q1 21.

13 OUTLOOK 2H 2021 Risks • Supply chain costs including materials, labor & freight • Uncertainty on global Covid-19 recovery • Delay or success in integration of Cardtronics (1) Includes approx. $150 million of other income (expense), an effective income tax rate of approx. 26% and approx. 148 million for diluted share count. $ in millions, except per share data NCR Cardtronics Combined Revenue $3,430 - $3,480 ~ $600 $4,000 - $4,100 Adjusted EBITDA ~ 16% ~ 28% $700 - $750 EPS (1) $1.30 - $1.50 Free Cash Flow $325 - $375

14 NCR - Beyond Cash Digital Currency Capabilities Crypto currency capabilities added to our banking and commerce platforms

15 LOOKING FORWARD change format to boxes – Cardtronics integration – LibertyX – invest / expand – focus on customer sat – Investor Day Dec 8th or 9th Capitalize on Cardtronics opportunities Expand our solutions portfolio to include cryptocurrency capabilities Allocate capital to highest growth and return on investment opportunities Focus on customer satisfaction initiatives Investor Day scheduled for December 9th, 2021

16 SUPPLEMENTARY MATERIALS

17 Q2 2021 Q2 2020 % Change Revenue $1,677 $1,484 13% Gross Margin 456 372 23% Gross Margin Rate 27.2% 25.1% Operating Expenses 372 283 31% % of Revenue 22.2% 19.1% Operating Income 84 89 (6)% % of Revenue 5.0% 6.0% Interest and other expense (62) (59) 5% Income Tax Expense (Benefit) 31 (34) (191%) Effective Income Tax Rate 140.9% (113.3)% Net Income from Continuing Operations (attributable to NCR) ($9) $64 (114%) Diluted EPS ($0.10) $0.44 (123)% $ in millions, except per share amounts Q2 2021 GAAP RESULTS

18 Q2 2021 Q2 2020 % Change Revenue $1,677 $1,484 13% Gross Margin (non-GAAP) 472 381 24% Gross Margin Rate (non-GAAP) 28.1% 25.7% Operating Expenses (non-GAAP) $299 $265 13% % of Revenue 17.8% 17.9% Operating Income (non-GAAP) $173 $116 49% % of Revenue 10.3% 7.8% Interest and other expense (non-GAAP) ($49) ($59) 17% Income Tax Expense (non-GAAP) 33 19 74% Effective Income Tax Rate (non-GAAP) 26.6% 33.3% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) $91 $38 139% Diluted EPS (non-GAAP) $0.62 $0.27 133% $ in millions, except per share amounts Q2 2021 OPERATIONAL RESULTS

19 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non- GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Other (Expense) (non-GAAP), Income Tax Expense (non-GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non- GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non-GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, other (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES

20 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and restructuring charges, among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. NCR Standalone Revenue Growth NCR presents certain financial measures, such as period-over-period revenue growth, on a standalone basis, which excludes the impacts from operations of Cardtronics for the period from the date of close, June 21, 2021 to June 30, 2021. NCR’s management believes that presentation of financial measures without this result is more representative of the company's period-over-period operating performance and provides additional insight which may be helpful for investors. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

21 Q2 2021 Q1 2021 Q4 2020 Q3 2020 Q2 2020 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (9) $ 30 $ (125) $ 31 $ 64 Pension Mark-to-Market Adjustments — — 34 — — Transformation & Restructuring Costs 7 8 202 19 8 Acquisition-Related Amortization of Intangibles 23 20 19 21 19 Acquisition-Related Costs 56 27 (6) — — Loss on Debt Extinguishment — — — 20 — Interest Expense 61 45 51 60 57 Interest Income (1) (3) (3) (3) (1) Depreciation and Amortization 76 70 74 70 68 Income Taxes 31 17 (20) — (34) Stock Compensation Expense 37 44 32 31 20 Adjusted EBITDA (non-GAAP) $ 281 $ 258 $ 258 $ 249 $ 201 GAAP TO NON-GAAP RECONCILIATION $ in millions

22 Q2 2021 LTM Q1 2021 LTM Q2 2020 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (73) $ — $ 576 Pension Mark-to-Market Adjustments 34 34 75 Transformation & Restructuring Costs 236 237 31 Acquisition-Related Amortization of Intangibles 83 79 85 Acquisition-Related Costs 77 21 3 Internal reorganization & IP Transfer — — (37) Loss on Debt Extinguishment 20 20 — Interest Expense 217 213 214 Interest Income (10) (10) (4) Depreciation and Amortization 290 282 249 Income Taxes 28 (37) (330) Stock Compensation Expense 144 127 104 Adjusted EBITDA (non-GAAP) $ 1,046 $ 966 $ 966 GAAP TO NON-GAAP RECONCILIATION $ in millions

23 Q2 2021 Q1 2021 Q2 2020 Banking $ 151 $ 154 $ 130 Retail 92 73 49 Hospitality 30 25 15 Other 9 10 10 Adjusted EBITDA by Segment $ 282 $ 262 $ 204 Corporate and Other (1) (4) (3) Adjusted EBITDA $ 281 $ 258 $ 201 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q2 2021

$ in millions, except per share amounts

	Q2 QTD 2021 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Tax Related Items	Q2 QTD 2021 non-GAAP
Product revenue	**$551**	$—	$—	$—	$—	**$551**
Service revenue	**1,126**	—	—	—	—	**1,126**
Total revenue	**1,677**	**—**	**—**	**—**	**—**	**1,677**
Cost of products	**453**	—	(2)	—	—	**451**
Cost of services	**768**	(7)	(7)	—	—	**754**
Gross margin	**456**	**7**	**9**	**—**	**—**	**472**
Gross margin rate	***27.2%***	*0.4%*	*0.5%*	*—%*	*—%*	***28.1%***
Selling, general and administrative expenses	**303**	(1)	(14)	(59)	—	**229**
Research and development expenses	**69**	1	—	—	—	**70**
Total operating expenses	**372**	—	(14)	(59)	—	**299**
Total operating expense as a % of revenue	***22.2%***	*—%*	*(0.8)%*	*(3.5)%*	*—%*	***17.8%***
Income from operations	**84**	**7**	**23**	**59**	**—**	**173**
Income from operations as a % of revenue	***5.0%***	*0.4%*	*1.4%*	*3.5%*	*—%*	***10.3%***
Interest and Other (expense) income, net	**(62)**	—	—	13	—	**(49)**
Income from continuing operations before income taxes	**22**	7	23	72	—	**124**
Income tax (benefit) expense	**31**	1	5	16	(20)	**33**
Effective income tax rate	***140.9%***	*14%*	*22%*	*22.2%*	*—%*	***26.6%***
Income from continuing operations	**(9)**	6	18	56	20	**91**
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	**—**
Income from continuing operations (attributable to NCR)	**($9)**	**$6**	**$18**	**$56**	**$20**	**$91**
Diluted earnings per share	**($0.10)**	**$0.04**	**$0.12**	**$0.38**	**$0.14**	**$0.62**
Diluted shares outstanding	**131.0**					**146.2**

24

25 Q2 QTD 2021 GAAP Q2 QTD 2021 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) ($9) $91 Dividends on convertible preferred shares (4) — Income from continuing operations attributable to NCR common stockholders ($13) $91 Weighted average outstanding shares: Weighted average diluted shares outstanding 131.0 137.0 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 131.0 146.2 Diluted earnings per share (1) ($0.10) $0.62 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2021 $ in millions, except per share amounts

26 Q2 QTD 2020 GAAP Transformation Costs Acquisition- related amortization of intangibles Tax Related Items Q2 QTD 2020 non- GAAP Product revenue $481 $— $— $— $481 Service revenue 1,003 — — — 1,003 Total revenue 1,484 — — — 1,484 Cost of products 411 (3) (2) — 406 Cost of services 701 (2) (2) — 697 Gross margin 372 5 4 — 381 Gross margin rate 25.1% 0.3% 0.3% —% 25.7% Selling, general and administrative expenses 234 (3) (15) — 216 Research and development expenses 49 — — — 49 Total expenses 283 (3) (15) — 265 Total expense as a % of revenue 19.1% (0.2)% (1.0)% —% 17.9% Income from operations 89 8 19 — 116 Income from operations as a % of revenue 6.0% 0.5% 1.3% —% 7.8% Interest and Other (expense) income, net (59) — — — (59) Income from continuing operations before income taxes 30 8 19 — 57 Income tax expense (34) 1 4 48 19 Effective income tax rate (113.3)% 33.3% Income from continuing operations 64 7 15 (48) 38 Net income attributable to noncontrolling interests — — — — — Income from continuing operations (attributable to NCR) $64 $7 $15 ($48) $38 Diluted (loss) earnings per share $0.44 $0.05 $0.11 ($0.34) $0.27 Diluted shares outstanding 128.9 142.3 GAAP TO NON-GAAP RECONCILIATION Q2 2020 $ in millions, except per share amounts

27 Q2 QTD 2020 GAAP Q2 QTD 2020 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $64 $38 Dividends on convertible preferred shares ($7) $— Income from continuing operations attributable to NCR common stockholders $57 $38 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.9 128.9 Weighted as-if converted preferred shares — 13.4 Total shares used in diluted earnings per share 128.9 142.3 Diluted earnings per share (1) $0.44 $0.27 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2020 $ in millions, except per share amounts

28 Q2 2021 Q1 2021 Q2 2020 Cash provided by operating activities $155 $155 $229 Less: Total capital expenditures ($79) ($61) ($61) Plus: Pension contributions $5 $4 $4 Plus: Settlement Restricted Cash Activity $6 ($5) ($12) Plus: Acquisition Related Items $55 $— $— Free Cash Flow $142 $93 $160 $ in millions GAAP TO NON-GAAP RECONCILIATION

29 Q2 2021 Revenue Growth 13% Impact from Cardtronics 2% Revenue Growth - NCR Standalone 11% $ in millions GAAP TO NON-GAAP RECONCILIATION

30 THANK YOU